UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2026

Mastech Digital, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-34099	26-2753540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway Building 210 Suite 400
Moon Township, Pennsylvania		15108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 787-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2026, Mastech Digital, Inc. (the "Company") entered into a Lease Agreement (the "Lease") with EPC-CW15, LLC (the "Landlord") for office space located at 3300 Olympus Boulevard, Suite 560, Dallas, Texas 75019 (the "Property).

The initial term of the Lease will commence on August 24, 2026 (or later as specified in the Lease) and have an initial term of five (5) years, which begins after a five (5) month abatement period, unless earlier terminated in accordance with the Lease. The Company will have the right to renew the term of the Lease for one additional five-year period.

Under the Lease, the Company will lease approximately 5,895 square feet at the Property. The Company will pay monthly base rent over the life of the Lease in accordance with the following table:

Lease Month	Monthly Basic Rent
Abatement Period	Abated
1 - 12	$18,176.25
13 - 24	$18,677.33
25 - 36	$19,193.14
37 - 48	$19,718.78
49 - 60	$20,259.15

In addition, the Company will pay its pro rata portion of property expenses and operating and maintenance expenses for the Property. The monthly basic rent is subject to increase during the renewal term in accordance with the Lease.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, attached as Exhibit 10.1 hereto, and which is hereby incorporated herein by reference.

The representations, warranties and covenants contained in the Lease were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Lease, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Lease is incorporated herein by reference only to provide investors with information regarding the terms of the Lease, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form is incorporated into this Item 2.03 of this Current Report on Form by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lease Agreement with EPC-CW15, LLC, dated March 5, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mastech Digital, Inc.

Date:	March 11, 2026	By:	/S/ Kannan Sugantharaman
Kannan Sugantharaman Chief Financial Officer (Principal Financial Officer and Principle Accounting Officer)